UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203
(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

Exhibit No.

     99.1 Press Release, dated February 28, 2005.

Item 2.02 Results of Operations and Financial Condition

     On February 28, 2005, Renal Care Group, Inc. issued a press release reporting on its financial results for the year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.
By:	/s/ David M. Dill
David M. Dill
Executive Vice President and Chief Financial Officer

Dated: February 28, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated February 28, 2005